UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 5)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2006

KBL HEALTHCARE ACQUISITION

CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51228	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 Third Avenue, 21st Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-5555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KBL HEALTHCARE ACQUISITION CORP. II (“KBL”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL’S SECURITIES, REGARDING ITS ACQUISITION OF SUMMER INFANT, INC. AND AFFILIATED COMPANIES (“SUMMER”), AS DESCRIBED IN THE SEPTEMBER 5, 2006 8-K FILING AS AMENDED BY 8-K AMENDMENT NO. 1 FILED SEPTEMBER 19, 2006, 8-K AMENDMENT NO. 2 FILED OCTOBER 23, 2006, 8-K AMENDMENT NO. 3 FILED OCTOBER 26, 2006, 8-K AMENDMENT NO. 4 FILED NOVEMBER 16, 2006 AND AMENDEDMENT NO.5 FILED HERBY. SUCH CURRENT REPORT AND AMENDMENTS, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO AND HERETO, ARE BEING DISTRIBUTED TO ATTENDEES OF THESE PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (‘EBC”), THE MANAGING UNDERWRITER OF KBL’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN APRIL 2005, IS ASSISTING KBL IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES, ALTHOUGH EBC WILL BE PAID A CASH FEE AT THE CLOSING OF THE ACQUISITION EQUAL TO ONE PERCENT (1%) OF THE CONSIDERATION PAID IN THE ACQUISITION. KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ KBL’S PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON OCTOBER 23, 2006 AS AMENDED ON DECEMBER 12,2006 AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH KBL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL’S FINAL PROSPECTUS, DATED APRIL 21, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDERS OF KBL’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISITION CORP. II, 757 THIRD AVENUE, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

SUMMER’S FINANCIAL INFORMATION CONTAINED HEREIN IS UNAUDITED AND PREPARED BY SUMMER AS A PRIVATE COMPANY, IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH HISTORICAL INFORMATION MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN KBL’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION.

Item 1.01	Entry into a Material Definitive Agreement.

Attached as Exhibit 99.3 to this report is the form of revised slide show presentation that will be used in presentations to be held by KBL for certain of its stockholders and other persons interested in KBL’s securities. The attached Exhibit 99.3 updates in its entirety Exhibit 99.3 as filed under the prior amendment to KBL’s Current Report on Form 8-K, filed November 16, 2006.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description

99.3	Investor Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2007	KBL HEALTHCARE ACQUISITION CORP. II

	By:	/s/ Michael Kaswan
	Name:	Michael Kaswan
	Title:	Chief Operating Officer

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